UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

APRIL 20, 2004

Date of Report (Date of earliest event reported)

DIONEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-11250	94-2647429

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1228 Titan Way,
Sunnyvale, CA 94088

(Address of principal executive offices, including zip code)

(408) 737-0700

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     On April 20, 2004, Dionex issued a press release announcing the financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

     In this press release, Dionex presents pro forma diluted earnings per share information that excludes the effects of a write-off of an investment in an unaffiliated entity. Management believes that this pro forma information is useful for analyzing the Company’s financial performance because it removes the effect of a non-recurring expense recognition. A table that provides a reconciliation of the pro forma diluted earnings per share calculation to a calculation under generally accepted accounting principles is included below the Condensed Consolidated Statements of Income table in the press release.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIONEX CORPORATION

Dated: April 20, 2004	By:	/s/ Craig A. McCollam

Craig A. McCollam
Vice President, Finance and
Administration and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Dionex Corporation dated April 20, 2004.